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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  April 2, 2001

                                  VENTAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-10989                      61-1055020
 ------------                     -----------                  ------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
        ----------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.
        -------------

     On April 2, 2001, Ventas, Inc. ("Ventas" or the "Company") announced that it intended to seek an automatic 15-day extension for the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "Form 10-K") to coordinate such filing with Vencor, Inc.'s ("Vencor") emergence from bankruptcy. Vencor, which is the Company's primary tenant, is working towards consummation of its Plan of Reorganization (the "Plan"), which was confirmed by an order of the United States Bankruptcy Court for the District of Delaware signed on March 16, 2001.

     The Company expects to file its Form 10-K as soon as possible after the effective date of the Plan (the "Effective Date"). The Plan provides that the Effective Date must occur by May 1, 2001.

     Consummation of the Plan is subject to the satisfaction of numerous conditions, many of which are outside of the control of Ventas and Vencor. Therefore, there can be no assurance as to whether or when the Plan will be consummated. If the Effective Date has not occurred by April 17, 2001, the Company will file its Form 10-K on that date.

     The Company also said that on March 30, 2001 it paid $35 million of principal to its lenders. Ventas has paid down more than $122 million under its amended credit agreement, which now has an outstanding balance of about $852 million. The Company also exercised the option in its amended credit agreement to extend through April 30 the deadline by which the Effective Date must occur. Ventas has two further extensions it could implement, if necessary, through June 30, 2001.

     Ventas also announced its results for the year ended December 31, 2000. These results are discussed in detail in the Company's press release, a copy of which is included as an exhibit to this filing. The Company's Consolidated Balance Sheet at December 31, 1999 and 2000 and its Consolidated Statement of Operations for those two years are also included in the press release.

     Ventas is a real estate investment trust ("REIT") whose properties include 45 hospitals, 216 nursing centers and eight personal care facilities operating in 36 states.

     A copy of the press release issued by the Company on April 2, 2001 is included as an exhibit to this filing and is incorporated herein by reference.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued


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qualification as a REIT, plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may, " "could" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake any duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Vencor, Inc. and certain of its affiliates (collectively, "Vencor") to consummate their Plan of Reorganization, and to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's wholly owned operating partnership, Ventas Realty, Limited Partnership ("Ventas Realty"), including without limitation the various agreements (the "Spin Agreements") entered into by the Company and Vencor at the time of the corporate reorganization on May 1, 1998 (the "1998 Spin Off") pursuant to which the Company was separated into two publicly held corporations,
(b) the ability and willingness of Vencor to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Vencor in the 1998 Spin Off, (c) the ability of Vencor and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company,
(h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreement and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under such interest rate swap agreement, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty entered into connection with the Company's spin off of its assisted living operations and related assets and liabilities to Atria in August 1996), (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's net taxable income for the tax year ended December 31, 2000, and (q) the treatment of the Company's claims in the chapter 11 cases of certain of the Company's tenants, including Integrated Health Services, Inc.


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and certain of its affiliates. Many of such factors are beyond the control of the Company and its management.


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1 Press Release dated April 2, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VENTAS, INC.
                                       (Registrant)

Date: April 2, 2001

                                       By: /s/ T. Richard Riney
                                            ------------------------------
                                       Name:  T. Richard Riney
                                       Title: Executive Vice President and
                                              General Counsel


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                                  EXHIBIT INDEX

          Exhibit             Description
          -------             -----------

          99.1                Press Release dated April 2, 2001.


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